                                                                     Exhibit 10e

                   [REPUBLIC NEW YORK CORPORATION LETTERHEAD]


                                        December 23, 1997


Mr. Walter H. Weiner
452 Fifth Avenue
New York, New York 10018

Dear Walter:

     This letter agreement confirms our agreement concerning (i) the consulting services you shall render to Republic New York Corporation ("Republic") upon the termination of your full-time employment with Republic, (ii) the non-competition provisions you shall be subject to following such termination of your full-time employment and (iii) the forfeiture provisions applicable to certain shares of Republic common stock previously awarded to you, as well as those that may be awarded to you in the future, pursuant to the 1985 Restricted Stock Plan, the Restricted Stock Election Plan, the Long-Term Incentive Stock Plan and/or any other plan which may exist in the future (collectively, the "Restricted Shares"). The Restricted Shares that you have been previously awarded are identified in Schedule A hereto.

     1. You shall render the consulting services described herein for the period (the "Consulting Period") beginning on the date (the "Termination Date") on which your full-time employment with Republic terminates and ending on the third anniversary of the Termination Date. During the Consulting Period, you shall provide on a part-time basis such advisory services concerning the business, affairs and management of Republic and its subsidiaries and affiliates (collectively, the "Republic Group") as may be requested by the Board of Directors or the Chief Executive Officer of Republic. If at any time during the Consulting Period, you engage in other employment, you shall not be in breach of this Paragraph 1 provided that you do not violate the provisions of Paragraph 2 hereof. During the Consulting Period, you shall be entitled to receive compensation (the "Consulting Fee") of $200,000 per annum payable monthly, plus such additional compensation as Republic, in its sole discretion, shall determine.

                                                   REPUBLIC NEW YORK CORPORATION


          2. During the period beginning on the Termination Date and ending on the tenth anniversary of the Termination Date, you shall not, directly or indirectly, (a) be or become interested in or associated with (as an officer, director, stockholder, partner, consultant, owner, employee, agent, creditor otherwise) any business that is then, or which then proposes to become, a competitor of the Republic Group; provided, that the foregoing shall not restrict you from the ownership, solely as an investment, of securities of any business if such ownership is
               (i) not as controlling person or such business, (ii) not as a member of a group that controls such business, and (iii) not as a direct or indirect beneficial owner of 5% or more of any class of securities of such business, (b) induce or seek to influence any employee of (or consultant to) the Republic Group to leave its employ (or terminate such consultancy), (c) aid a competitor of the Republic Group in any attempt to hire a person who shall have been employed by, or who was a consultant to, the Republic Group within the one-year period preceding the date of any such aid or
               (d) solicit for any person other than the Republic Group any banking or banking related business of any customer or depositor of the Republic Group. If you breach any of the provisions of this Paragraph 2, you shall not be entitled to the Consulting Fee, and upon demand shall immediately repay to Republic an amount equal to all payments of the Consulting Fee, if any, made to you hereunder prior to Republic's discovery of such breach. Republic's sole other remedy for your breach of the provisions of this Paragraph 2 shall be the forfeiture of your Restricted Shares as provided in Paragraph 3(c) hereof.


          3. Your interest in the Restricted Shares shall be determined under the provisions of this Paragraph 3, notwithstanding any provision or term to the contrary contained in the grant of such shares or in the Restricted Stock Plan, the Restricted Stock Election Plan or the Long-Term Incentive Stock Plan.

          a. All Restricted Shares shall remain subject to forfeiture until vested (i.e., until they become nonforfeitable). No Restricted Shares shall vest prior to January 15th of the year following the year in which the Termination Date occurs. The Restricted Shares you shall have on the Termination Date (and any additional shares acquired pursuant to any dividend reinvestment program) shall vest on January 15th of the year following the year in which the Termination Date occurs and on each January 15th thereafter, according to Schedule B hereto, until all shares vest.

                                                   REPUBLIC NEW YORK CORPORATION

          b. All Restricted Shares, if not previously forfeited, shall immediately vest upon your death.

          c. All Restricted Shares that have not previously vested shall be immediately forfeited and returned to Republic in the event that you breach the provisions of Paragraph 1 or 2 hereof.

          Please confirm your agreement with the foregoing by signing both copies of this letter and returning one to me.

                                                     Very truly yours,

                                                     /s/ Dov C. Schlein


Accepted and agreed:


/s/ Walter H. Weiner
--------------------
Walter H. Weiner

Date: 12/29/97
      -------------

                                   Schedule A

               RESTRICTED STOCK ELECTION PLAN - WALTER H. WEINER

SHARES ISSUED IN 1987:   14,475

   14,395
       80 dividends
   ------
   14,475

SHARES ISSUED IN 1988:      403

      106
       99
       99
       99
   ------
      403 dividends

SHARES ISSUED IN 1989:      416

      106
      107
      101
      102
   ------
      416 dividends

SHARES ISSUED IN 1990:      426

       99
      105
      102
      120
   ------
      426 dividends

SHARES ISSUED IN 1991:    8,428

Stock split shares  8,008

      104
      100
       92
      124
   ------
      420 dividends

SHARES ISSUED IN 1992:      592

      147
      150
      146
      149
   ------
      592 dividends

                                   Schedule A

SHARES ISSUED IN 1993:   533

   137
   127
   141
   128
   ---
   533 dividends

SHARES ISSUED IN 1994:   676

   146
   165
   175
   190
   ---
   676 dividends

SHARES ISSUED IN 1995:   734

   192
   193
   186
   163
   ---
   734 dividends

SHARES ISSUED IN 1996:   641

   153
   177
   159
   152
   ---
   641 dividends

SHARES ISSUED IN 1997:   490

   123
   131
   123
   113
   ---
   490 dividends

TOTAL STOCK FROM DEFERRED COMPENSATION ($750,000):     14,395
TOTAL SHARES ISSUED AS DIVIDENDS:                       5,411
TOTAL SHARES FOR STOCK SPLIT:                           8,008
                                                       ------
TOTAL SHARES ISSUED AS RESTRICTED STOCK:               27,814

                                   SCHEDULE A

                  1985 RESTRICTED STOCK PLAN & 1995 LONG-TERM
                    INCENTIVE STOCK PLAN - WALTER H. WEINER

SHARES ISSUED IN 1993:        5,000

5,000 award

SHARES ISSUED IN 1994:        5,000

5,000 award

SHARES ISSUED IN 1995:        5,091

5,000 award

   91 dividends

SHARES ISSUED in 1996:        3,392

3,000 award

   87
   95
  110
  100
  ---
  392 dividends

SHARES ISSUED IN 1997:        5,966

5,300 award

   87
   96
  102
   96
  ---
  381 dividends

TOTAL STOCK AWARDS:                          23,300
TOTAL SHARES ISSUED AS DIVIDENDS:               864
                                             ------
TOTAL SHARES ISSUED AS RESTRICTED STOCK:     24,164

TOTAL RESTRICTED STOCK UNDER ALL PLANS:      27,814
                                             24,164
                                             ------
                                             51,978

a/o 11-4-97

                                   SCHEDULE B

10% of the total number of Restricted Shares Walter H. Weiner shall have on the Termination Date (and any additional shares acquired pursuant to any dividend reinvestment program) shall vest on January 15th of the year following the year in which the Termination Date occurs and on each January 15th thereafter, until all shares vest.